SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ]    Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240-14a-12

                           THE MONARCH CEMENT COMPANY
                (Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:



      2) Aggregate number of securities to which transaction applies:



      3) Per unit price or other underlying value of transaction computed
pursuant to Exchange Act Rule 0-11     (Set forth the amount on which the
filing fee is calculated and state how it was determined):



      4) Proposed maximum aggregate value of transaction:



      5) Total fee paid:



[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:



      2) Form, Schedule or Registration Statement No.:



      3) Filing Party:



      4) Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                (April 10, 1996)


      The annual meeting of the stockholders of The Monarch Cement Company, a Kansas corporation, will be held Wednesday, April 10, 1996, at 2:00 in the afternoon of that day, at the Company's corporate offices, Humboldt, Kansas, to consider and act upon the following:

      1. The election of three directors to serve until the annual meeting of the stockholders of the Company in 1999;

      2.    Any other business which may properly come before the meeting;

      3.    Adjourning the meeting from time to time.

      The Board of Directors has fixed the close of business on February 20, 1996 as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting. Only stockholders of record at that time will be entitled to vote at the meeting, or any adjournment thereof.

      The Board of Directors of the Company solicits you to sign, date and return the enclosed proxy. Your proxy may be revoked at any time before it is exercised.

                                           THE MONARCH CEMENT COMPANY

                                           /s/ Lyndell G. Mosley

                                           Lyndell G. Mosley, CPA
                                           Assistant Secretary

Humboldt, Kansas
March 15, 1996

                                    P R O X Y
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      The undersigned hereby appoints Walter H. Wulf, Karl Callaway, Robert M. Kissick and Byron K. Radcliff as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Capital Stock and Class B Capital Stock of The Monarch Cement Company held of record by the undersigned on February 20, 1996 at the annual meeting of stockholders to be held on April 10, 1996, or any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following business proposed by the Company to be conducted at the meeting:
1.    ELECTION OF DIRECTORS

      FOR all nominees listed       WITHHOLD AUTHORITY to
      below (except as marked       vote for all
      to the contrary below)  [ ]   nominees listed below  [ ]

      (INSTRUCTION:     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                        NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN
                        THE LIST BELOW.)

      Karl Callaway      Donald L. Deffner      Richard N. Nixon

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      A majority of said Proxies, or their substitutes, present and acting at said meeting, or any adjournment thereof (or if only one be present and act, that one) shall have and may exercise all of the powers of all of said Proxies. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE-NAMED NOMINEES. The undersigned hereby ratifies and confirms all that said Proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.
PLEASE SIGN EXACTLY AS NAME APPEARS.
When shares are held by joint tenants,
both should sign.  When signing as
attorney, as executor, administrator,
trustee or guardian, please give full
title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                           __________________________
                                           Signature

Dated_________________, 1996.       _____________________________
                                           Signature if held jointly

Please mark, sign, date and return this proxy promptly using the enclosed envelope.

                           THE MONARCH CEMENT COMPANY
                                  P.O. Box 1000
                           Humboldt, Kansas 66748-1000


             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           (2:00 p.m., April 10, 1996)


                               GENERAL INFORMATION

      The enclosed proxy is being solicited on behalf of the Board of Directors of The Monarch Cement Company and all expenses of the solicitation will be borne by the Company. In addition to solicitation by mail, a number of regular employees may solicit proxies in person or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies. The proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company. The enclosed proxy and this Proxy Statement were first sent or given to the holders of Monarch stock on or about March 15, 1996.

      The record date with respect to this solicitation is February 20, 1996 and only holders of Capital Stock and/or Class B Capital Stock of the Company as of the close of business on that date are entitled to vote, either in person or by proxy, at the meeting. At the close of business on that date 2,179,469 shares of Capital Stock and 2,046,821 shares of Class B Capital Stock were issued and outstanding. Holders of Capital Stock are entitled to one vote per share standing in their names on the record date. Holders of Class B Capital Stock are entitled to ten votes per share standing in their names on the record date.

      Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, by the stockholders entitled to vote at the annual meeting for that purpose. The affirmative vote of the holders of a majority of the votes of the Company's stock entitled to vote at the annual meeting is required for the approval of such other matters as properly may come before the annual meeting or any adjournment thereof.

      A stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director. Broker non-votes are treated as shares of the Company's stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote.

      To the knowledge of the Company, there are no special arrangements or understandings between any of the directors and officers other than each of them acting solely in his capacity as such.

                  ELECTION OF DIRECTORS AND RELATED INFORMATION

      The Board of Directors is divided into three classes. Class I is comprised of three directors and Classes II and III are each comprised of four directors. At each annual meeting of stockholders, one class of directors is elected for a three-year term.

      The three directors to be elected at the forthcoming annual meeting of stockholders will serve as directors in Class I of the Board of Directors. Their term of office will commence upon election and will continue until the 1999 annual meeting of stockholders and until their successors are elected and qualified.

      The Board of Directors has selected the nominees for directors. Shares represented by a proxy given pursuant to this solicitation will be voted in favor of the nominees listed below. Each nominee is at present a member of Class I of the Board of Directors. If any of such nominees should unexpectedly become unavailable for election, the shares represented by the proxy will be voted for such substituted nominee or nominees as the Board of Directors may name. Each of the nominees hereinafter named has indicated his willingness to serve if elected and it is not anticipated that any of them will become unavailable for election. The names of the nominees are as follows:

      Karl Callaway     Donald L. Deffner  Richard N. Nixon

      The Board of Directors recommends that you vote FOR the election of each of the three nominees named above as directors of Class I.

Information Concerning Nominees for Election to Board of Directors
and Directors Continuing in Office
                                                                                                     Family relationship
                                Present position    Principal occupation        Director    Term     between
Name                  Age       with Company        last five years             since       expires  Directors and Officers
NOMINEES
C L A S S  I:
Karl Callaway         84        Secretary and       Retired Farmer              1947        1999     Uncle of Ronald E. Callaway,
                                Director                                                             Director

Donald L. Deffner     72        Director            Professor of Theology,      1975        1999     Cousin of Walter H. Wulf, Jr.,
                                                    Concordia Seminary,                              Vice Chairman of the
                                                    Fort Wayne, Indiana                              Board, Executive Vice
                                                                                                     President and Director

Richard N. Nixon      54        Director            Partner in law firm of      1990        1999     None
                                                    Stinson, Mag & Fizzell,
                                                    Kansas City, Missouri
                                                    to 12/31/92; shareholder
                                                    in law firm of Stinson,
                                                    Mag & Fizzell, P.C.,
                                                    Kansas City, Missouri
                                                    since 1/1/93
DIRECTORS CONTINUING IN OFFICE
C L A S S  II:
Byron J. Radcliff     39        Director            Rancher                     1976        1997     Son of Byron K. Radcliff,
                                                                                                     Director and Treasurer

Michael R. Wachter    35        Director            Civil Engineer and          1994        1997     None
                                                    Project Manager,
                                                    Concrete Technology Corp.
                                                    (a precast/prestressed
                                                    concrete producer)
                                                    Tacoma, Washington

Walter H. Wulf        96        Chairman of         Position with Company       1923        1997     Father of Walter H. Wulf,
                                the Board                                                            Jr., Vice Chairman of the
                                and Director                                                         Board, Executive Vice
                                                                                                     President and Director

Walter H. Wulf, Jr.   51        Vice Chairman       Position with Company       1971        1997     Son of Walter H. Wulf,
                                of the Board,                                                        Chairman of the Board and
                                Executive                                                            Director; and Cousin of
                                Vice President                                                       Donald L. Deffner,
                                and Director                                                         Director

Information Concerning Nominees for Election to Board of Directors
and Directors Continuing in Office (continued)
                                                                                                     Family relationship
                                Present position    Principal occupation        Director    Term     between
Name                  Age       with Company        last five years             since       expires  Directors and Officers

DIRECTORS CONTINUING IN OFFICE (continued)
C L A S S  III:
Jack R. Callahan      64        President           Position with Company       1980        1998     None
                                and Director

Ronald E. Callaway    60        Director            Transport truck driver,     1990        1998     Nephew of Karl Callaway,
                                                    Agricultural Carriers,                           Director and Secretary
                                                    Inc., Wichita, Kansas

Robert M. Kissick     59        Vice President      President, Hydraulic        1972        1998     None
                                and Director        Power Systems, Inc.
                                                    (manufacturer of
                                                    construction equipment)
                                                    N. Kansas City, Missouri

Byron K. Radcliff     58        Treasurer           Manager,                    1960        1998     Father of Byron J.
                                and Director        Radcliff Ranch                                   Radcliff, Director




There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.

                              INFORMATION    CONCERNING    EXECUTIVE    OFFICERS

                                                Term of                        Family Relationship
                         Present Position       Office   Principal Occupation  between
Name                Age  with Company           Began    Last Five Years       Directors and Officers
Walter H. Wulf      96   Chairman of the Board  1969     Position with         Father of Walter H. Wulf, Jr.,
                         Director               1923     Company               Vice Chairman of the Board,
                                                                               Executive Vice President and
                                                                               Director

Jack R. Callahan    64   President              1980     Position with         None
                         Director               1980     Company

Robert M. Kissick   59   *Vice President        1980     See page 4 of         None
                         Director               1972     this Proxy
                                                         Statement

Karl Callaway       84   *Secretary             1990     Retired Farmer        Uncle of Ronald E. Callaway,
                         Director               1947                           Director

Byron K. Radcliff   58   *Treasurer             1976     Manager,              Father of Byron J. Radcliff,
                         Director               1960     Radcliff Ranch        Director

Lyndell G. Mosley   64   Assistant              1972     Position with         None
                         Secretary-Treasurer             Company
Walter H. Wulf, Jr. 51   Vice Chairman of       1991     Position with         Son of Walter H. Wulf,
                         the Board                       Company               Chairman of the Board and
                         Executive              1984                           Director; and Cousin of
                         Vice President                                        Donald L. Deffner, Director
                         Director               1971

* Not active in the daily affairs of the Company.

There is no arrangement or understanding between any executive officer and any other person pursuant to which any of such executive officers have been selected to their respective positions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth those known to the Company to be beneficial owners of more than five percent of any class of the Company's securities as of February 1, 1996:

Name and Address of                          Amount and Nature of    Percent
Beneficial Owner     Title of Class          Beneficial Ownership    of Class
Byron K. Radcliff    Capital Stock           211,960 shares (a)       9.725%
P.O. Box 100         Class B Capital Stock   211,960 shares (a)      10.356%
Dexter, KS 67038

Walter H. Wulf       Capital Stock           162,842 shares (b)      7.472%
P.O. Box 188         Class B Capital Stock   162,842 shares (b)      7.956%
Humboldt, KS 66748

(a) Includes 207,715 shares owned individually, 2,495 shares owned jointly with wife and 1,750 shares owned by wife. Mr. Radcliff disclaims beneficial ownership of the 1,750 shares owned by wife.
(b) Includes 87,842 shares held individually and 75,000 shares held by Mr.
    Wulf as co-trustee under three trusts for the respective benefit of Mr.
    Wulf's children and as to which Mr. Wulf disclaims beneficial ownership.


    The security ownership of management as of February 1, 1996 is as follows:

                                          Amount and Nature of
                                          Beneficial Ownership
                                            Number of Shares                         Percent of Ownership
                                                                                                  Class B
                                                             Class B             Capital          Capital
Beneficial Owner              Capital Stock               Capital Stock           Stock            Stock
Jack R. Callahan                   5,500   (1)               5,500   (1)            .252%            .269%
Karl Callaway                     48,350   (2)              48,350   (2)           2.218%           2.362%
Ronald E. Callaway                    50                        50                  .002%            .002%
Donald L. Deffner                 69,500   (3)              69,500   (3)           3.189%           3.395%
Robert M. Kissick                 39,903   (4)              39,903   (4)           1.831%           1.950%
Richard N. Nixon                   1,000                     1,000                  .046%            .049%
Byron J. Radcliff                  1,250   (5)               1,250   (5)            .057%            .061%
Byron K. Radcliff                211,960   (6)             211,960   (6)           9.725%          10.356%
Michael R. Wachter                   250                       250                  .012%            .012%
Walter H. Wulf                   162,842   (7)             162,842   (7)           7.472%           7.956%
Walter H. Wulf, Jr.               16,410   (8)              19,050   (9)            .753%            .931%
Lyndell G. Mosley                 15,561   (10)             15,561   (10)           .714%            .760%
All directors and
 officers as a group,
 12 persons                      572,576                   575,216                26.271%          28.103%

(1) Held jointly with wife.
(2) Includes 1,550 shares owned by wife as to which Mr. Callaway disclaims beneficial ownership.
(3) Includes 14,000 shares in a revocable trust of which Donald L. Deffner is co-trustee with his wife;
    33,000 shares in a trust of which Mr. Deffner is trustee and has a lifetime interest in the income and of which his descendants are the remaindermen; 11,250 shares in a trust of which Mr. Deffner is co-trustee and has a lifetime interest in the income and of which his descendants are the remaindermen;
    and 11,250 shares in a trust of which Mr. Deffner is co-trustee and from which neither he nor his family has any financial interest.
(4) Includes 1,128 shares held jointly with wife, 5,300 shares in trusts of which Robert M. Kissick is sole trustee and 33,475 shares owned by wife.  Mr. Kissick disclaims beneficial ownership of 33,475 shares owned by wife.

Footnotes to Security Ownership of Certain Beneficial Owners and Management (continued)

(5) Includes 250 shares owned by minor son of which Byron J. Radcliff is custodian and as to which Mr.
    Radcliff disclaims beneficial ownership.
(6) See Footnote (a) to preceding Table.
(7) See Footnote (b) to preceding Table.
(8) Includes 10,810 shares held individually, 3,700 shares owned by minor daughter of which Walter H. Wulf,
    Jr. is custodian and 1,900 shares owned by wife.  In addition, Walter H. Wulf, Jr. is co-trustee with
    Walter H. Wulf of 75,000 shares under three trusts for the respective benefit of Walter H. Wulf, Jr.
    and his two sisters.  Mr. Wulf disclaims beneficial ownership of 50,000 shares held by him as co-trustee under two trusts for the respective benefit of Mr. Wulf's two sisters, 3,700 shares owned by minor daughter and 1,900 shares owned by wife.
(9) Includes 12,950 shares held individually, 500 shares held jointly with wife, 3,700 shares owned by minor daughter of which Walter H. Wulf, Jr. is custodian and 1,900 shares owned by wife.  In addition,
    Walter H. Wulf, Jr. is co-trustee with Walter H. Wulf of 75,000 shares under three trusts for the respective benefit of Walter H. Wulf, Jr. and his two sisters.  Mr. Wulf disclaims beneficial ownership of 50,000 shares held by him as co-trustee under two trusts for the respective benefit of Mr. Wulf's two sisters, 3,700 shares owned by minor daughter and 1,900 shares owned by wife.
(10)Held jointly with wife.



                             EXECUTIVE COMPENSATION

      The following table summarizes the total compensation of the Chief Executive Officer and the Company's two executive officers whose total compensation exceeded $100,000 for the fiscal year ended December 31, 1995, as well as the total compensation paid to each such individual for the Company's two previous fiscal years.

                           SUMMARY COMPENSATION TABLE
      Name and                                   Annual Compensation
      Principal Position                Year           (Salary)
      Jack R. Callahan                  1995             $150,240
          President and                 1994              145,740
          Chief Executive               1993              142,140
          Officer
      Lyndell G. Mosley                 1995             $114,390
          Assistant Secretary-          1994              109,260
          Treasurer                     1993              105,660
      Walter H. Wulf, Jr.               1995             $108,870
          Vice Chairman of the          1994              103,080
          Board and Executive           1993               98,430
          Vice President

      The officers who are directors receive a monthly salary and do not receive additional compensation for attending Board of Directors' meetings. All other directors receive $850 for attending each board meeting. Also, all directors are reimbursed for their actual travel expenses incurred in attending board meetings. However, if it is necessary to hold more than one board meeting on the same date, or if the board meeting takes more than one day, only $850 is paid.

      The Board of Directors held three meetings during 1995. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board on which he served during 1995, with the exception of Robert M. Kissick who only attended two Board of Directors' meetings. The Board of Directors does not have a standing audit, compensation or nominating committee, or other committee performing similar functions.

      Richard N. Nixon, director, is an attorney and, during 1995, was a shareholder in the law firm of Stinson, Mag and Fizzell, P.C., Kansas City, Missouri. During 1995, the total legal fees and expenses paid by the Company to Stinson, Mag and Fizzell, P.C. did not exceed five percent of such law firm's gross revenues for its last fiscal year.



                         DEFINED BENEFIT RETIREMENT PLAN

      The retirement plan available to salaried employees, including the persons named in the Summary Compensation Table above, is a defined benefit plan which provides for fixed benefits, after a specific number of years of service, for the remainder of the employee's life. The monthly retirement benefits are computed by multiplying the employee's years of service by one and six-tenths percent (1.6%) and multiplying this result by 1/60th of the employee's last sixty calendar months of earnings or the employee's highest five consecutive calendar years of earnings out of the last ten calendar years of service, whichever is greater; however, the maximum retirement benefit is limited to fifty percent (50%) of the average monthly earnings used in computing retirement benefits. The normal retirement age at which retirement plan benefits become payable is age 65.

      The following table sets forth the estimated annual aggregate retirement benefits at normal retirement for various classifications of earnings and years of service.

                               PENSION PLAN TABLE
      Average
      5 Years                       Years of Service
      Earnings      15          20           25          30          35
      $100,000    $24,000     $32,000     $40,000      $48,000     $50,000
       125,000     30,000      40,000      50,000       60,000      62,500
       150,000     36,000      48,000      60,000       72,000      75,000
       175,000     42,000      56,000      70,000       84,000      87,500
       200,000     48,000      64,000      80,000       96,000     100,000

      The earnings used for the purpose of determining the retirement plan benefits consists of annual compensation (salary) of the type disclosed in the Summary Compensation Table above. Pension benefits under the retirement plan are not subject to any deduction for social security benefits or other offset amounts.

      The persons named in the Summary Compensation Table above have the following years of credited service for pension benefits under the retirement plan: Mr. Callahan, 38 years; Mr. Mosley, 37 years; and Mr. Wulf, 24 years.


                               SEVERANCE PAY PLAN

      On July 18, 1985 the Board of Directors of the Company adopted a Severance Pay Plan for Salaried Employees (the "Plan"). The Plan is designed to recognize the past service of long-standing salaried employees and reduce their concerns, if any, if a change in control of the Company should occur.

The Plan provides that if employment of any "covered employee" is terminated for any reason other than death or disability within 24 months after a "change in control", such employee is entitled to receive severance pay equal to the employee's monthly salary times the number of full years that such employee has been employed by the Company. The amount of the severance pay is subject to certain reductions where the employee is entitled to certain retirement benefits under the Company's pension plan or where the severance pay is not fully deductible by the Company for federal income tax purposes. A "covered employee" is any full-time salaried employee who has been employed for at least 10 years prior to the "change in control". A "change in control" is any merger, consolidation or disposition of all or substantially all of the assets of the Company or any acquisition by any person or group of persons acting in concert who after such acquisition would own more than 30% of the Company's outstanding voting stock. If there had been a change in control and termination of employment on December 31, 1995, Messrs. Callahan, Mosley and Wulf would have been entitled to receive severance pay pursuant to the Plan equal to $479,560, $357,050 and $220,800, respectively. The Plan also provides that any covered employee who, at the time of termination, has been employed on a full-time basis for 20 years or more, is entitled to receive the same life and health insurance generally made available by the Company to retired employees. The Plan may be amended or terminated by the affirmative vote of a least two-thirds of the members of the full Board of Directors of the Company except that no amendment or termination may adversely affect any right of a covered employee who is employed by the Company at the time the Board of Directors has knowledge of any change in control or a proposal for any change in control.

              BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

      There currently is no compensation committee of the Board of Directors (or committee performing equivalent functions). Accordingly, the Board of Directors itself is responsible for the establishment of the general compensation policies of the Company and the specific compensation for executive officers. In carrying out this responsibility, however, the Board of Directors requests and considers the recommendations of the Executive Committee of the Board of Directors (consisting of Jack R. Callahan, Karl Callaway, Robert M. Kissick, Byron K. Radcliff, Walter H. Wulf and Walter H. Wulf, Jr.).

Executive Compensation Policy

      The Board of Directors believes that the compensation of its executive officers, including Mr. Callahan, the Company's President and Chief Executive Officer (CEO), should be influenced by the Company's long-term profitability. However, the Board does not attempt to establish a direct correlation between the Company's profitability and executive compensation.

Executive Officer Compensation

      Each year, including 1995, the Executive Committee of the Board of Directors makes its recommendations to the Board of Directors as to the salaries for the Company's executive officers. These recommendations are based on a salary adjustment percentage which the committee establishes to serve as a guideline in setting the compensation for all salaried employees of the Company. The determination of this salary adjustment is based on the Executive Committee's assessment of the change in the cost of living and of the Company's long-term profitability. The application of the salary adjustment percentage to the salaries of the Company's salaried employees results generally in the Company's executive officers as a group, including the CEO, receiving the same percentage increase as the other salaried employees of the Company. A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made. In April 1995, upon the recommendation of the Executive Committee, the Board of Directors approved an overall increase in compensation of five percent. These increases are reflective of, although not directly tied to, the Company's improved performance in 1994.

Chief Executive Officer Compensation

      The compensation of the Company's CEO is established by the Board of Directors in the same way as compensation is established for the Company's other executive officers. As indicated in the above discussion, the increase in the CEO's salary, and that of the other executive officers, largely is determined by the application of the salary adjustment percentage selected by the Executive Committee to the CEO's salary. A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made.

            THE BOARD OF DIRECTORS:

            Jack R. Callahan        Karl Callaway
            Ronald E. Callaway      Donald L. Deffner
            Robert M. Kissick       Richard N. Nixon
            Byron J. Radcliff       Byron K. Radcliff
            Michael R. Wachter      Walter H. Wulf
            Walter H. Wulf, Jr.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No officer who is not also a director, and no other person, participated in deliberations of the Board of Directors concerning executive officer compensation. The members of the Board of Directors who are also executive officers have no interlocking relationships with any other entity which are required by the Securities and Exchange Commission to be reported in this Proxy Statement.

                               COMPANY PERFORMANCE

      The following performance graph shows a five-year comparison of cumulative total returns for the Company, the S&P 500 composite index and an index of peer companies selected by the Company.

                     Dec90     Dec91    Dec92    Dec93    Dec94    Dec95
MONARCH CEMENT CO.   100.00   107.47    124.56   143.45   196.96   224.59
Peer Group           100.00   103.87    113.99   191.64   153.93   192.08
S&P 500 COMP-LTD     100.00   130.34    140.25   154.32   156.42   214.99


Source:  S&P COMPUSTAT/PC Plus and Media General Financial Services

      The cumulative total return on investment for each of the periods for the Company, the S&P 500 and the peer group is based on the stock price or composite index at January 1, 1991. The performance graph assumes that the value of an investment in the Company's capital stock and each index was $100 at January 1, 1991 and that all dividends were reinvested. The information presented in the performance graph is historical in nature and is not intended to represent or guarantee future returns.

      The performance graph compares the performance of the Company with that of the S&P 500 composite index and an index of peer companies in the Company's industry in which the returns are weighted according to each company's market capitalization. Companies in the peer group index are Lafarge Corporation, Lone Star Industries, Southdown Inc. and Texas Industries.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Company has used the services of Arthur Andersen LLP, Kansas City, Missouri as its Independent Certified Public Accountants for more than 60 years and plans to continue to use them in this capacity. It is not anticipated that there will be representatives of Arthur Andersen LLP at the annual meeting of the stockholders on April 10, 1996 and therefore they will not make a statement or be available to answer questions which may arise. The Board of Directors does not have an audit committee.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

      No stockholder proposal will be included in the Company's proxy statement and form of proxy relating to the annual meeting of stockholders to be held on April 9, 1997 which is not received by the Company at P.O. Box 1000, Humboldt, Kansas 66748-1000 on or before November 15, 1996.

                              FINANCIAL STATEMENTS

      The annual report of the Company containing financial statements for the year ended December 31, 1995 is enclosed herewith.

                                 OTHER BUSINESS

      The proxy solicited confers discretionary authority with respect to the voting of the shares represented thereby on any other business that may properly come before the meeting. However, the Board of Directors has no knowledge of any other business which will be presented at the meeting and does not itself intend to present any such other business.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") generally requires the Company's directors and executive officers, and persons who own more than 10% of a class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in the Company's capital stock and other equity securities. Securities and Exchange Commission regulations require directors, executive officers and greater than 10% shareholders to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of copies of such reports and written representations that no other reports were required, during the year ended December 31, 1995, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% shareholders were complied with.